                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            THE LAMAUR CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                            THE LAMAUR CORPORATION
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                    [LOGO]

                            THE LAMAUR CORPORATION

                                                                 April ___, 2001

Dear Stockholder:

     This year's annual meeting of stockholders will be held on May 16, 2001 at 10:00 a.m. local time, at Lamaur's offices at 5601 East River Road, Fridley, Minnesota 55432. You are cordially invited to attend.

     The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

     After reading the Proxy Statement and accompanying materials, please mark, sign and promptly return the enclosed proxy card in the prepaid envelope to assure that your shares will be represented. Your shares cannot be voted unless you date, sign and return the enclosed proxy card or attend the annual meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before Lamaur's stockholders is important.

     A copy of Lamaur's Annual Report is also enclosed for your information. At the annual meeting we will review Lamaur's activities over the past year and its plans for the future. The board of directors and management look forward to seeing you at the annual meeting.

                                                     Very truly yours,




                                                     Lawrence H. Pesin
                                                     Chief Executive Officer

                            THE LAMAUR CORPORATION

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held May 16, 2001

TO THE STOCKHOLDERS:

     Please take notice that the Annual Meeting of the Stockholders of The Lamaur Corporation, a Delaware corporation, will be held on May 16, 2001, at 10:00 a.m., local time, at Lamaur's offices at 5601 East River Road, Fridley, Minnesota 55432, for the following purposes:

     1. To approve an amendment to Lamaur's Certificate of Incorporation to increase the number of shares of authorized common stock to 60,000,000 shares;

     2. To approve an amendment to Lamaur's 1997 Stock Plan to increase the number of shares of common stock reserved for issuance thereunder by 1,000,000 shares;

     3. To elect three directors to hold office for a one year term or until their respective successors are elected and qualified;

     4. To consider, approve and ratify the appointment of Deloitte & Touche LLP as Lamaur's independent public auditors for the fiscal year ending December 31, 2001; and

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on April 2, 2001 are entitled to notice of, and to vote at, this meeting and any adjournment or postponement thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at Lamaur's offices at 5601 East River Road, Fridley, Minnesota 55432.

                                   By order of the Board of Directors,


                                   Jay T. Olson
                                   Secretary

Fridley, Minnesota
April ___, 2001

--------------------------------------------------------------------------------
IMPORTANT: Please complete, date, sign and promptly mail the enclosed proxy card in the accompanying postage-paid envelope to assure that your shares will be represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.
-------------------------------------------------------------------------------

                            THE LAMAUR CORPORATION

            PROXY STATEMENT FOR 2001 ANNUAL MEETING OF STOCKHOLDERS

     The accompanying proxy is solicited by the board of directors of The Lamaur Corporation, a Delaware corporation, for use at its annual meeting of stockholders to be held on May 16, 2001, or any adjournment or postponement thereof, at 10:00 a.m., local time, in the conference room at Lamaur's offices at 5601 East River Road, Fridley, Minnesota 55432, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The date of this Proxy Statement is April ___, 2001, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders.

                      SOLICITATION AND VOTING OF PROXIES

     The cost of soliciting proxies will be borne by Lamaur. In addition to soliciting stockholders by mail and through its employees and directors, Lamaur will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who hold stock of Lamaur registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. Lamaur may use the services of its officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.

     On April 2, 2001 - the record date - there were 7,081,973 shares of Lamaur common stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the annual meeting. Each stockholder of record as of the record date is entitled to one vote for each share of common stock held. Also, as of the record date, Lamaur had outstanding 1,000,000 shares of Series A Preferred Stock and 763,500 shares of Series B Preferred Stock. This preferred stock is convertible into an aggregate of 1,163,910 shares of common stock at a rate of 0.66 shares of common stock per share of preferred stock held. The preferred stock votes with the common stock. Each holder of preferred stock is entitled to one vote for each share of common stock into which the preferred stock is convertible.

     Lamaur's Bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, constitutes a quorum for the transaction of business at the annual meeting. Votes for and against, abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum.

     All shares represented by a proxy will be voted in accordance with the stockholder's specifications. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke his or her proxy at any time before the time it is exercised by delivering to the Secretary of Lamaur a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

                           INFORMATION ABOUT LAMAUR

Stock Ownership of Certain Beneficial Owners and Management

     The following table of the amounts of Lamaur's common stock beneficially owned by (i) each director, (ii) each of the executive officers listed in the Summary Compensation Table, (iii) all executive officers and directors as a group and (iv) each person known by the Company to be the beneficial owner of 5% or more of Lamaur's outstanding common stock. The percentage owned is calculated based upon 7,081,973 shares of common stock outstanding as of February 26, 2001. All information is as of February 26, 2001.

                                                                                     Number of Shares
                                                                                       Beneficially        Percentage
Name of Beneficial Owner                                                                  Owned               Owned
------------------------                                                                  -----               ------
Perry D. Hoff (1)
         East 5058 Grapeview Loop, Allyn, WA 98524                                     1,846,485              26.1%
Intertec Holdings, L.P. (2)
         East 5058 Grapeview Loop, Allyn, WA 98524                                     1,810,425              25.6%
The Dow Chemical Company (3)
         2030 Dow Center, Midland, MI 48674                                            1,163,910              14.1%
Futurtec, L.P. (4)
         111 Great Neck Road, Suite 301, Great Neck, NY 11201                            419,842               5.9%
Harold M. Copperman (5)                                                                  354,461               5.0%
Lawrence H. Pesin (6)                                                                    400,000               5.3%
Bruce H. McQuiston (7)                                                                    91,666               1.3%
All executive officers and directors
of the Company as a group (4 persons)                                                  2,692,612              35.6%

______________
(1)  Includes 1,810,425 shares held by Intertec Holdings, L.P. See footnote 2.

(2) Intertec Holdings, L.P., is a limited partnership whose general partner is Intertec Holdings, Inc., a corporation of which Perry D. Hoff is president and a director and other members of the Hoffs' immediate family are the remaining officers and directors. Intertec Holdings, L.P.'s sole limited partner is Intertec Ltd., a limited partnership in which Perry D. Hoff holds a 25% limited partner interest and members of the Hoffs' immediate family own the remainder of limited partnership interests. Intertec Ltd.'s general partner is a corporation of which Perry D. Hoff is an officer and a director and other members of the Hoffs' immediate family are the remaining officers and directors.

(3) Consists of 1,163,910 shares that may be acquired upon the conversion of Series A and Series B Convertible Preferred Stock. The Dow Chemical Company holds its beneficial interest through its ultimate wholly owned subsidiary, DowBrands Inc., which directly owns 100% of the outstanding Series A and Series B Preferred Stock.

(4) Futurtec Capital Corp., the general partner of Futurtec, L.P., exercises sole voting and investment power over the shares held by Futurtec, L.P. Ido Klear is the sole stockholder of Futurtec Capital Corp.

(5)  Includes 41,666 shares of common stock that may be acquired under options.

(6)  Includes 400,000 shares of common stock that may be acquired under options.

(7)  Includes 41,666 shares of common stock that may be acquired under options.

                       DIRECTORS AND EXECUTIVE OFFICERS

Directors

     Lamaur's directors are identified below. The term of office of each person elected as a director will continue until the next annual meeting of stockholders, until a successor has been elected and qualified or until resignation or removal.

Name of Director         Age       Position(s)
----------------         ---       -----------

Lawrence H. Pesin         55       Chairman of the Board and Chief Executive
                                   Officer
Harold M. Copperman       66       Director
Perry D. Hoff             42       Director

     Lawrence H. Pesin has been the Chairman of the Board and Chief Executive Officer of Lamaur since December 1999. He was General Manager, the Americas, Concord Camera Corp. from January 1996 until July 1999, a manufacturer of cameras to the retail and OEM trade. From January 1994 to December 1995, he served as Vice President - Marketing at Pavion, Ltd. From November 1983 to December 1992, he was Chief Executive Officer of Colonia, Inc., USA subsidiary of Ferd. Muelhens, KG, Cologne, Germany. From November 1980 to November 1983, he served as President of Helena Rubinstein, USA. These companies manufactured and marketed cosmetics, fragrances and other personal care items. Prior to this, Mr. Pesin held sales and marketing positions with Revlon and Helene Curtis.

     Harold M. Copperman has been a Director of Lamaur since September 1995. Mr. Copperman is Vice Chairman of Impulse Telecommunications Corporation, a position he has held since 1990. Impulse Telecommunications provides strategic management and engineering consulting resources to enterprises and investors. Mr. Copperman has held chief executive officer and other senior management, business development and marketing positions with large multi-national organizations and entrepreneurial start-up ventures.

     Perry D. Hoff has been a Director of Lamaur since April 1993. He has been the President and a Director of Intertec Holdings, Inc. since 1990, and a Director and Vice President of Operations of Innovative Capital Management, Inc., a private investment company affiliated with Intertec Holdings, L.P., a major stockholder of Lamaur, since 1980.

     Meetings of the Board of Directors. The board of directors held seven meetings during the year ended December 31, 2000, two of which were held in person. The audit committee held three meetings and the compensation committee held six meetings during the same period. Each director attended at least 75% of board and, where applicable, committee meetings held in 2000.

     Messrs. Copperman (Chairman) and Hoff serve on the audit committee. The audit committee recommends annually to the board of directors the appointment of Lamaur's independent public accountants, reviews the scope of their annual audit and other services the accountants are asked to perform, reviews their report on Lamaur's financial statements following the audit, reviews Lamaur's accounting and financial policies and reviews management's procedures and policies with respect to Lamaur's internal accounting controls.

     The compensation committee consists of Messrs. Hoff (Chairman) and Copperman. The compensation committee reviews and approves salaries, benefits and bonuses for all executive officers and reviews and recommends to the board matters relating to employee compensation and employee benefit plans. The compensation committee also administers Lamaur's stock option plans.

     The nominating committee consists of Messrs. Hoff (Chairman) and Copperman. The nominating committee develops criteria for nominating new members of the board and identifies potential candidates for such nomination. The nominating committee will consider stockholder recommendations for new directors with the potential nominee's consent. However, the final determination of whether a candidate will be nominated to become a member of the board is reserved to the nominating committee. Any suggestions may be submitted in writing, attention "Nominating Committee of the Board of Directors," at Lamaur's headquarters.

Executive Officers

     Lamaur has two executive officers in addition to Mr. Pesin:

     Bruce H. McQuiston, 51, has been Vice President - Sales of Lamaur since 2000. From June 1998 to 2000, he was Business Director of Lamaur. From 1994 to 1998, he was Vice President, Sales and Marketing of the U.S. Division of Mentholatum Company. Prior to that, he held other sales positions with Mentholatum Company.

     Jay T. Olson, 49, has been Vice President - Finance of Lamaur since 1999. From 1996 until 1999 he was Vice President, Finance - Lamaur Division. From November 1995 to December 1996, he was Controller of the Lamaur Division of Lamaur.

Certain Relationships and Related Transactions

     Repurchases of Stock. In 2000, Lamaur repurchased 49,998 shares of common
     --------------------
stock from Ronald Williams, 134,400 shares of common stock from Donald Porter and 156,200 shares of common stock from Don Hoff. Messrs. Williams and Hoff's shares were repurchased at $0.125 per share. Mr. Porter's shares were repurchased at $0.1875 per share. The shares repurchased from Messrs. Williams, and Hoff, and 50,000 of the shares repurchased from Mr. Porter, were received by them in Lamaur's 1999 stock grant, which was made in conjunction with the cancellation of outstanding options held by employees and directors. These shares had vesting schedules ranging from two years to two and one-half years. Messrs. Williams and Porter are former executive officers of Lamaur. Mr. Don Hoff, prior to his death, was a director of Lamaur. Mr. Don Hoff was Mr. Perry Hoff's father.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires Lamaur's executive officers and directors and persons who own more than ten percent of a registered class of Lamaur's equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission. Such officers, directors and ten percent stockholders are also required by SEC rules to furnish Lamaur with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that Forms 5 have been filed for such persons as required, Lamaur believes that, during the year ended December 31, 2000, all reporting persons complied with Section 16(a) filing requirements applicable to them, except as follows: Harold M. Copperman, a director, filed a Form 4 relating to a transaction occurring in December 2000 in March 2001.

               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

     The following table sets forth, for the three years ended December 31, 2000, certain compensation information with respect to Lamaur's Chief Executive Officer and other executive officers whose total annual salary and bonus exceeded $100,000 in 2000.

                          SUMMARY COMPENSATION TABLE

                                                                                       Long-Term
                                                                                      Compensation
                                                 Annual Compensation                     Awards
                                    ------------------------------------------------------------------
                                                                   Other Annual        Securities          All Other
Name and Principal                                                 Compensation        Underlying        Compensation
Position                            Year     Salary     Bonus        /(2)(3)/          Options /(4)/         /(5)/
-------------------------------------------------------------------------------------------------------------------------
Lawrence H. Pesin /(1)/             2000     74,619      25,000        13,232           ________           ________
     Chairman and Chief             1999      4,038    ________      ________            600,000           ________
     Executive Officer              1998   ________    ________      ________           ________           ________

Bruce H. McQuiston /(1)/            2000    112,887    ________           656            100,000           ________
     Vice President - Sales         1999     98,332    ________           138           ________             21,296
                                    1998   ________    ________      ________           ________           ________

________________
/(1)/ Mr. Pesin joined Lamaur in December, 1999. Mr. McQuiston joined Lamaur as an employee in January 1999.

/(2)/ For 2000, includes (i) imputed income resulting from life insurance premiums in the amount of $381 for Mr. Pesin and $193 for Mr. McQuiston;
       (ii) imputed income resulting from long-term disability gross-up payments in the amount of $463 for Mr. McQuiston; and (iii) a vehicle allowance for Mr. Pesin in the amount of $12,851.

/(3)/ For 1999, includes imputed income resulting from life insurance premiums in the amount of $138 for Mr. McQuiston.

/(4)/ Represents stock options granted in the years shown with exercise prices equal to or not less than fair market value on the date of grant. No SARs were granted in such years.

/(5)/ For 1999, includes (i) income associated with grants of common stock in the amount of $3,750 and $17,546 in reimbursed relocation expenses for Mr. McQuiston.

                       OPTION GRANTS IN LAST FISCAL YEAR

     During fiscal year 2000, Lamaur granted options to purchase 710,000 shares of common stock in the aggregate. Of these options, 100,000 were granted to Harold Copperman, a director; 100,000 were granted to Bruce H. McQuiston, Lamaur's Vice President - Sales; and 50,000 were granted to Jay T. Olson, Lamaur's Vice President - Finance.

                   AGGREGATE OPTION EXERCISES IN LAST FISCAL
                    YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth certain information regarding options to purchase shares of Lamaur common stock that were held by the named executive officers during 2000. No such options were exercised during 2000.

                                                                                           Value of Unexercised
                                             Shares Underlying Unexercised               In-the-Money Options at
                                             Options at December 31, 2000                  December 31, 2000/(1)/
                                        ---------------------------------------------------------------------------------
Name                                        Exercisable         Unexercisable        Exercisable        Unexercisable
-------------------------------------------------------------------------------------------------------------------------
Lawrence H. Pesin                              300,000               300,000            $ 28,110             $ 28,110
Bruce H. McQuiston                              25,000                75,000               1,568                4,703

_______________
/(1)/ Lamaur's common stock closed at $0.2187 on December 29, 2000, the last trading day of 2000.

Compensation of Directors

     During 2000, Lamaur's non-employee directors were paid $1,000 per meeting (plus reasonable out-of-pocket expenses), plus $500 for each additional day beyond one day for each in-person meeting. Each non-employee director was paid a total of $3,000 for in-person meetings in 2000. The directors held five telephonic board meetings during 2000 in addition to two in-person meetings. The directors received no additional compensation for participation in telephonic board meetings.

     During 2000, Mr. Copperman was paid $1,000 for acting as the Chairman of the Audit Committee and Mr. Hoff was paid $1,000 for acting as Chairman of the Compensation Committee.

     In May, 2000, Mr. Copperman received an option to purchase 100,000 shares of Lamaur common stock at an exercise price of $0.156.

     Mr. Vance Hoff acts as secretary to the board of directors, for which Lamaur paid Mr. Vance Hoff $3,000 in 2000. Mr. Vance Hoff is Mr. Perry Hoff's brother.

Consulting Fees to Harold M. Copperman

     During 2000, Mr. Copperman performed consulting services for Lamaur and was paid $60,000 for these services. These fees were in addition to the fees paid to Mr. Copperman as a director.

Employment Contracts and Termination of Employment and Change of Control Arrangements

     Pesin Employment Agreement. The employment agreement between Lamaur and
     --------------------------
Lawrence H. Pesin, Lamaur's Chairman and Chief Executive Officer, provides Mr. Pesin with a salary of $75,000 per year and a grant of an option to purchase 600,000 shares of common stock at $0.125 per share. The employment agreement terminates on December 31, 2001. The employment agreement requires Lamaur to pay Mr. Pesin $25,000 within sixty days of the first operating quarter in which Lamaur attains breakeven in profit before taxes and certain legal expenses. Lamaur also is required to pay Mr. Pesin 5% of the profit of Lamaur before taxes and the same legal expenses within 60 days of the end of the fiscal year in which the profits occur. In the event of Mr. Pesin's death or disability, Mr. Pesin's family will be entitled to receive his then current compensation, excluding additional stock options, for six months from death or disability. If there is a transfer of ownership or control of Lamaur or its assets, Mr. Pesin's employment agreement will be binding on the new controlling interest or entity and all of his unvested stock options shall become immediately vested.

     McQuiston Employment Agreement. The employment agreement between Lamaur and
     ------------------------------
Bruce H. McQuiston, Lamaur's Vice President - Sales, provides Mr. McQuiston with a salary of $120,000 per year. Although the employment agreement provides that Lamaur employs Mr. McQuiston on an at-will basis, Mr. McQuiston will be entitled to severance equal to six months of Employee's base salary in the event that he is terminated by Lamaur without cause. If there is a transfer of ownership or control of Lamaur or its assets, Mr. McQuiston's employment agreement will be binding on the new controlling interest or entity.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of the board currently consists of Messrs. Hoff (Chairman) and Copperman. None of these individuals were at any time during 2000, or at any other time, an officer or employee of Lamaur. No executive officer of Lamaur serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the board or the compensation committee of Lamaur.

Compensation Committee Report

     The following is the report of the compensation committee of the Board describing compensation policies and rationales applicable to Lamaur's executive officers with respect to the compensation paid to such executive officers for the year ended December 31, 2000.

     Compensation Philosophy. The philosophy of Lamaur's compensation committee
     -----------------------
regarding executive compensation is to attract and retain highly talented executives and to motivate them to high levels of performance, recognizing the different impact that various executives have on the achievement of corporate goals. To achieve these objectives Lamaur pays executives on a total compensation approach that includes varying combinations of base salary, annual bonus (dependent on corporate and individual performance), and stock options. After evaluating management's performance, the compensation committee approves compensation and pay levels. Stock option grants to executive officers are approved by the compensation committee.

     Base Salary. Salaries for executive officers are reviewed annually, and are adjusted based upon performance contribution, management recommendation and market conditions.

     Bonus. The compensation committee determines the level of bonus compensation for the entire corporate bonus program based upon corporate and senior management performance, which are judged based on corporate earnings. Bonuses within that pool are then allocated.

     Stock. Lamaur believes that stock options granted to key employees, including executive officers, provide such persons with compensation based on Lamaur's overall performance as reflected by the stock price, create a valuable retention device through two-year vesting schedules and help align employees' and stockholders' interests. Stock options are typically granted at the time of hire, at the time of promotion or at the time of achievement of a significant corporate objective. Individual stock option award levels are determined primarily by a matrix that allocates the available shares based on position within Lamaur, with discretionary adjustments based on subjective performance factors.

     Compensation of Chief Executive Officer. The compensation of Lawrence H.
     ---------------------------------------
Pesin, Lamaur's Chairman and Chief Executive Officer, in 2000 was approved by the compensation committee. The compensation committee determined the Chief Executive Officer's compensation after considering the same factors used to determine the compensation of other executive officers.

     Summary. It is the opinion of the compensation committee that the executive
     -------
compensation policies and programs in effect for Lamaur's executive officers provide an appropriate level of total remuneration that properly aligns Lamaur's performance and interests of Lamaur's stockholders with competitive and equitable executive compensation in a balanced and reasonable manner.

                                        COMPENSATION COMMITTEE
                                        Perry D. Hoff, Chairman
                                        Harold M. Copperman

Audit Committee Report

     The Audit Committee reviews Lamaur's financial reporting process on behalf of the Board of Directors. Lamaur's management has the primary responsibility for the financial statements and the reporting process. Lamaur's independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles and for reviewing Lamaur's quarterly financial statements. The Audit Committee's charter is attached as Appendix A.

     In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. The Audit Committee has also considered whether the independent auditors provision of non-audit services to the Company is compatible with the auditor's independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on SEC Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                        AUDIT COMMITTEE
                                        Harold M. Copperman, Chairman
                                        Perry D. Hoff

                            STOCK PERFORMANCE GRAPH

     The following performance graph compares the cumulative total stockholder return on Lamaur's common stock to the cumulative total return on the Nasdaq Stock Market and issuers in Lamaur's SIC Code group (toiletries) over the same period. The graph assumes that the value of the investment in Lamaur's common stock and each index was $100 on May 23, 1996 (the date of Lamaur's initial public offering) and that all dividends were reinvested. The information contained in the performance graphs shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act.

                             [GRAPH APPEARS HERE]

                          THE LAMAUR     SIC CODE
                          CORPORATION      INDEX        NASDAQ
                         --------------------------------------
          05/23/1996           $100.00     $100.00      $100.00
          12/31/1996             50.00      116.30       102.89
          12/31/1997             18.18      152.28       125.86
          12/31/1998               .76      198.62       177.52
          12/31/1999              1.89      230.52       313.09
          12/29/2000              2.65      241.93       196.79

                                 PROPOSAL NO. 1
                   APPROVAL OF INCREASE IN AUTHORIZED CAPITAL

     Under Lamaur's current Certificate of Incorporation, Lamaur may issue 12,000,000 shares of common stock, par value $.01 per share, of which 7,081,973 shares were issued and outstanding as of April 2, 2001. Lamaur may also issue 4,000,000 shares of preferred stock, par value $.01 per share, of which 1,763,500 shares were issued and outstanding as of April 2, 2001. The proposed amendment to Lamaur's Certificate of Incorporation would increase the number of authorized shares of common stock from 12,000,000 shares to 60,000,000. The Board of Directors has unanimously approved the proposed amendment.

     The Board of Directors considers the proposed increase in authorized capital to be in Lamaur's best interests and the best interests of its shareholders. The proposed increase will ensure that a sufficient number of shares will be available, if needed, for issuance in connection with any possible future transactions. Furthermore, Lamaur's board authorized a three-for-one forward split of Lamaur's common stock in March 2000. While this split has been indefinitely suspended by the board, Lamaur may use the additional authorized shares to effect the split in the future.

     The additional common stock to be authorized would have rights identical to Lamaur's currently outstanding common stock.

     Securities laws require that proxy materials pertaining to an increase in the number of authorized shares of stock contain a brief description of provisions in Lamaur's Certificate of Incorporation or Bylaws that would have the effect of delaying, deferring or preventing a change in control of Lamaur. Neither Lamaur's Certificate of Incorporation nor Bylaws contain any such provision. Lamaur has not adopted a shareholder rights, "poison pill" or similar plan.

Vote Required

     The affirmative vote of a majority of all outstanding common and preferred shares voting together as a single class is required for approval of this proposal.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                APPROVAL OF THE INCREASE IN AUTHORIZED CAPITAL

                                PROPOSAL NO. 2
                         AMENDMENT TO 1997 STOCK PLAN

     At the Annual Meeting, the stockholders are being asked to approve an amendment to Lamaur's 1997 Stock Plan to increase the number of shares of common stock reserved for issuance thereunder by 1,000,000 shares.

     Management believes that the availability of additional options to purchase common stock is necessary to enable Lamaur to continue to provide its employees with equity ownership as an incentive to contribute to Lamaur's success. The proposed increase in the share reserve under the Stock Plan is necessitated by Lamaur's anticipated need to provide additional long-term performance incentives to current employees.

     As of February 26, 2001, 177,971 shares remained available for future option grants under the Stock Plan, a number that the board of directors has determined to be insufficient to meet Lamaur's anticipated needs. As of the same date, Lamaur had issued options to purchase 1,310,900 shares and issued 963,602 shares of stock under the Stock Plan. In order to provide an adequate reserve of shares to permit Lamaur to continue to provide long-term equity incentives, the board of directors has amended the Stock Plan, subject to stockholder approval, to increase the number of shares authorized for issuance under the Stock Plan by 1,000,000 shares.

     The board of directors believes that Lamaur's stock option program is an important factor in attracting and retaining the high caliber employees and consultants essential to the success of Lamaur and in aligning their long-term interests with those of the stockholders. Because competition for highly qualified individuals in Lamaur's industry is intense, management believes that to successfully attract the best candidates, Lamaur must offer a competitive stock option program as an essential component of its compensation packages. The board of directors further believes that stock options serve an important role in motivating their holders to contribute to Lamaur's continued growth and profitability. The proposed amendment is intended to ensure that the Stock Plan will continue to have available a reasonable number of shares to meet these needs for the remainder of its term.

Summary of the 1997 Stock Plan

     General. The purpose of the Stock Plan is to attract and retain the best available personnel for positions of responsibility with Lamaur, to provide additional incentive to the employees, directors and consultants of Lamaur and to promote the success of Lamaur's business. Options granted under the Stock Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options. In addition, shares of Lamaur's common stock may be granted under the Stock Plan.

     Administration. The Stock Plan may generally be administered by the board of directors or a committee appointed by the board of directors (the "Administrator"). Subject to the other provisions of the Stock Plan, the board of directors has the authority to (i) interpret the Stock Plan and apply its provisions; (ii) prescribe, amend or rescind rules and regulations relating to the Stock Plan; (iii) select the persons to whom options are to be granted; (iv) determine the number of shares to be made subject to each option; (v) reduce the exercise price of any option to the then current fair market value; (vi) prescribe the terms and conditions of each option (including the exercise price, whether an option will be classified as an incentive stock option or a nonstatutory stock option and the provisions of the stock option agreement to be entered into between Lamaur and the grantee); (vii) amend any outstanding option subject to applicable legal and Stock Plan restrictions; (viii) authorize any person to execute, on behalf of Lamaur, any instrument required to effect the grant of an option; (ix) allow optionees to satisfy their tax withholding obligation with shares from the option exercise; and (x) take any other actions deemed necessary or advisable for the administration of the Stock Plan. All decisions, interpretations and other actions of the Administrator shall be final and binding on all holders of options and on all persons deriving their rights therefrom.

     Eligibility; Limitations. Nonstatutory stock options and shares of Lamaur's common stock may be granted under the Stock Plan to directors of Lamaur and to employees and consultants of Lamaur and any parent or subsidiary of Lamaur. Incentive stock options may be granted only to employees. Any optionee who owns more than 10% of the combined voting power of all classes of outstanding stock of Lamaur is not eligible for the grant of an incentive stock option unless the exercise price of the option is at least 110% of the fair market value of the common stock on the date of grant and the term of the option is no longer than five years.

     Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of Lamaur. In order to preserve Lamaur's ability to deduct the compensation income associated with options granted to such persons, the Stock Plan provides that no employee may be granted, in any fiscal year of Lamaur, options to purchase more than 500,000 shares of common stock. Notwithstanding this limit, however, in connection with an employee's initial employment, he or she may be granted options to purchase up to an additional 500,000 shares of common stock.

     Terms and Conditions of Options. Each option granted under the Stock Plan is evidenced by a written stock option agreement between Lamaur and the optionee, and is subject to the following additional terms and conditions:

     (a) Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the common stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a person owning 10% or more of the combined voting power of all classes of stock of Lamaur may not be less than 110% of the fair market value of the common stock on the date such option is granted. The fair market value of the common stock is generally determined with reference to the last reported trade price for the common stock on the day preceding the date on which the option is granted. The exercise price of a nonstatutory stock option may be determined by the Administrator; provided, however, the exercise price of a nonstatutory stock option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code may not be less than 100% of the fair market value of the common stock on the date of grant.

     (b) Exercise of Option. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option.

     (c) Form of Consideration. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The Stock Plan permits payment to be made by cash, check, promissory note, other shares of common stock of Lamaur (with some restrictions), cashless exercise, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

     (d) Term of Option. The term of an incentive stock option may be no more than ten years from the date of grant; provided that in the case of an incentive stock option granted to a 10% stockholder, the term of the option may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.

     (e) Termination of Employment. If an optionee's employment, consulting or director relationship terminates for any reason (other than death or disability), then all options held by the optionee under the Stock Plan expire on the earlier of (i) the date set forth in his or her notice of grant, which generally will be three months from termination of the relationship, or (ii) the expiration date of such option, which generally will be ten years from the date of grant. To the extent the option is exercisable at the time of such termination, the optionee may exercise all or part of his or her option at any time before termination.

     (f) Permanent Disability; Death. If an optionee's employment, consulting or director relationship terminates as a result of permanent and total disability (as defined in the Code) or death, then all options held by such optionee under the Stock Plan will expire on the earlier of (i) the date set forth in the optionee's notice of grant (or if no date is indicated, then twelve months from the date of the optionee's death or disability) or (ii) the expiration date of the option. The optionee or, if applicable, the executor or other legal representative of the optionee's estate may exercise all or part of the optionee's option at any time before such expiration to the extent that such option was exercisable at the time of termination of employment.

     (g) Nontransferability of Options. Options granted under the Stock Plan generally are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee. However, the Administrator may, in its discretion, provide for the transfer of options to any member of the optionee's immediate family or to certain trusts and partnerships. Following such transfer, any such options will continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

     (h) Value Limitation. If the aggregate fair market value of all shares of common stock subject to an optionee's incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options will be treated as nonstatutory stock options.

     (i) Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Stock Plan as may be determined by the Administrator.

     Other Common Stock Programs. The Administrator may adopt one or more incentive compensation arrangements for employees, consultants and directors. Such arrangements will allow employees, consultants and directors to acquire shares of common stock, whether by purchase, outright grant or otherwise. Any such arrangements will be subject to the general provisions of the Stock Plan.

     Adjustments Upon Changes in Capitalization. In the event that the stock of Lamaur changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of Lamaur effected without the receipt of consideration, appropriate adjustments will be made in the number and class of shares of stock subject to the Stock Plan, the number and class of shares of stock subject to any option outstanding under the Stock Plan, and the exercise price of any such outstanding option.

     In the event of a liquidation or dissolution, any unexercised options will terminate. The Administrator may, in its discretion, provide that each optionee will have the right to exercise all of the optionee's options, including those not otherwise exercisable, until the date ten (10) days prior to the consummation of the liquidation or dissolution.

     In connection with any change of control of Lamaur, the optionee will have the right to exercise the option as to all the optioned stock, including shares not otherwise exercisable. In such event, the Administrator will notify the optionee that the option is fully exercisable within fifteen days of the change of control. For purposes of the Stock Plan, a change of control of Lamaur means the occurrence of any of the following events: (i) any person is or becomes the owner directly or indirectly of securities representing 25% or more of the total voting power (other than a person who owns 25% of such total voting power as of February 25, 1997 or other than any person who acquires 25% or more of such total voting power with the approval of the board of directors), or (ii) a change in the composition of the board of directors as a result of which fewer than a majority of the directors are incumbent directors.

     In connection with any merger or sale of all or substantially all of the assets of Lamaur, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation. If the successor corporation refuses to assume the options or to substitute substantially equivalent options, the optionee shall have the right to exercise the option as to all the optioned stock, including shares not otherwise vested or exercisable. In such event, the Administrator shall notify the optionee that the option is fully vested and exercisable for fifteen days from the date of such notice and that the option terminates upon expiration of such period.

     Amendment and Termination of the Stock Plan. The board of directors may amend, alter, suspend or terminate the Stock Plan, or any part thereof, at any time and for any reason. However, Lamaur will obtain stockholder approval for any amendment to the Stock Plan to the extent necessary to comply with Section 162(m) and Section 422 of the Code, or any similar rule or statute. No such action by the board of directors or stockholders may alter or impair any option previously granted under the Stock Plan without the written consent of the optionee. Unless terminated earlier, the Stock Plan will terminate ten years from the date of its approval by the board of directors.

Federal Income Tax Consequences

     Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between (a) the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares and (b) the exercise price. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Lamaur is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

     Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of Lamaur is subject to tax withholding by Lamaur. Lamaur is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

     The foregoing is only a summary of the effect of federal income taxation upon optionees and Lamaur with respect to the grant and exercise of options under the Stock Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

Vote Required

     The affirmative vote of a majority of the votes cast at the annual meeting of stockholders at which a quorum is present is required for approval of this proposal. Votes for and against, abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Neither abstentions nor broker non-votes will have any effect on the outcome of the proposal.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
               VOTE "FOR" THE AMENDMENT TO THE 1997 STOCK PLAN.

                                PROPOSAL NO. 3
                             ELECTION OF DIRECTORS

Nominees

     Unless otherwise instructed, the proxy holders will vote the proxies received by them for Lamaur's nominees named below. In the event that any nominee of Lamaur is unable or declines to serve as a director at the time of the Annual Meeting of the Stockholders, the proxies will be voted for any nominee who shall be designated by the present board of directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and in such event the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of the Stockholders or until a successor has been elected and qualified or until resignation or removal.

     The nominees are set forth below:

Name                     Age       Position                      Director Since

Lawrence H. Pesin         55       Chairman and Chief Executive       1999
                                   Officer

Harold M. Copperman       66       Director                           1995

Perry D. Hoff             42       Director                           1993

     Please see "Directors and Executive Officers - Directors" above for information concerning the nominees. If elected, the nominees will serve as directors until the next Annual Meeting of Stockholders and until their successors are elected and qualified. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although Lamaur knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as Lamaur may designate.

Vote Required

     If a quorum is present and voting, the nominees receiving the highest number of votes will be elected as directors. Abstentions and broker non-votes have no effect on the vote.

     The three directors nominated for election voted in favor of the proposal to nominate such directors.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                    A VOTE "FOR" THE NOMINEES NAMED ABOVE.

                                PROPOSAL NO. 4
          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC AUDITORS

     The Board has nominated Deloitte & Touche LLP as independent public auditors to audit the consolidated financial statements of Lamaur for the year ending December 31, 2001. Deloitte & Touche LLP has acted in such capacity since its appointment in 1995. A representative of Deloitte & Touche LLP is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

     Fees billed to Lamaur by Deloitte & Touche LLP during 2000 are described below.

     Audit Fees: Audit fees billed to Lamaur by Deloitte & Touche LLP during
     ----------
2000 for review of Lamaur's annual financial statements and those financial statements included in Lamaur's quarterly reports on Form 10-Q totaled $59,049.

     Financial Information Systems Design and Implementation Fees: Lamaur did
     -------------------------------------------------------------
not engage Deloitte & Touche LLP to provide advice regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

     All Other Fees: Fees billed to Lamaur by Deloitte & Touche LLP during 2000
     ---------------
for all other non-audit services rendered to Lamaur, including tax related services totaled $21,745.

Vote Required

     The affirmative vote of a majority of the votes cast at the annual meeting of stockholders at which a quorum is present is required for approval of this proposal. Votes for and against, abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Neither abstentions nor broker non-votes will have any effect on the outcome of the proposal.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
            APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S
                INDEPENDENT PUBLIC AUDITORS FOR THE FISCAL YEAR
                           ENDING DECEMBER 31, 2001.

                     STOCKHOLDER PROPOSALS TO BE PRESENTED
                            AT NEXT ANNUAL MEETING

     Shareholders wishing to submit proposals for consideration at Lamaur's next annual meeting must do so by December 18, 2001. Lamaur's proxy for its Annual Meeting of Stockholders in the year 2002 may confer discretionary authority to vote on any proposal submitted by a stockholder if written notice of such proposal is not received at Lamaur's executive office by such date.

                         TRANSACTION OF OTHER BUSINESS

     At the date of this Proxy Statement, the Board knows of no other business that will be conducted at the 2001 Annual Meeting of Stockholders of The Lamaur Corporation other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

                                   By Order of the Board of Directors



                                   Jay T. Olson
                                   Secretary

April ___, 2001

                                  Appendix A

                            Audit Committee Charter

Purpose
-------

     The purpose of the Audit Committee established pursuant to this charter will be to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of the Company, to provide to the Board of Directors the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require Board attention.

     In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

Membership
----------

     The Audit Committee will be comprised of two members of the Board. Such members will be elected and serve at the pleasure of the Board. The members of the Audit Committee will not be employees of the Company. A majority of the members of the Audit Committee shall be independent directors as defined by Rule 4460(c) of the National Association of Securities Dealers, Inc.

Meetings
--------

     The Audit Committee will meet with the President and the Chief Financial Officer of the Company at least quarterly to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company upon the completion of the annual audit, and at such other times as it deems appropriate, to review the independent auditors' examination and management report.

Responsibilities
----------------

     The responsibilities of the Audit Committee shall include:

     1.   Nominating the independent auditors;

     2.   Reviewing the plan for the audit and related services;

     3.   Reviewing audit results and financial statements;

     4. Overseeing the adequacy of the Company's system of internal accounting controls, including obtaining from the independent auditors management letters or summaries on such internal accounting controls;

     5.   Overseeing the effectiveness of the internal audit function;

     6.   Overseeing compliance with the Foreign Corrupt Practices Act;

     7. Overseeing compliance with SEC requirements for disclosure of auditor's services and audit committee members and activities; and

     8. Overseeing the Company's finance function, which may include the adoption from time to time of a policy with regard to the investment of the Company's assets.

     In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it.

Reports
-------

     The Audit Committee will to the extent deemed appropriate record its summaries of recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board of Directors.

                                  Appendix B

                            THE LAMAUR CORPORATION

                                1997 STOCK PLAN

1. Purposes of the Plan. The purposes of this Plan are: (i) to attract and retain the best available personnel for positions of responsibility, (ii) to provide additional incentive to Employees, Directors and Consultants, and (iii) to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

2. Definitions. As used herein, the following definitions shall apply:

(a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

(c)  "Board" means the Board of Directors of the Company.

(d)  "Change of Control" means the occurrence of any of the following events:

(i) Any "person" (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 25% or more of the total voting power represented by the Company's then outstanding voting securities (other than any person who owns in excess of 25% of such total voting power as of the date this Plan is adopted by the Board or other than any person who acquires 25% or more of such total voting power with the approval of the Board); or

(ii) A change in the composition of the Board of Directors of the Company as a result of which fewer than a majority of the directors are "Incumbent Directors." "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of this Plan is adopted by the Board, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for election as a director without objection to such nominations) of at least three-quarters of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

(e)  "Code" means the Internal Revenue Code of 1986, as amended.

(f) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

(g)  "Common Stock" means the common stock of the Company.

(h)  "Company" means The Lamaur Corporation, a Delaware corporation.

(i) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(j)  "Director" means a member of the Board.

(k) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

(l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

(m)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

(q) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option. The Notice of Grant is part of the Option Agreement.

(r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(s)   "Option" means a stock option granted pursuant to the Plan.

(t) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(u) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

(v)   "Optioned Stock" means the Common Stock subject to an Option.

(w) "Optionee" means the holder of an outstanding Option granted under the Plan.

(x) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

(y)   "Plan" means this 1997 Stock Plan.

(z) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(aa)  "Section 16(b)" means Section 16(b) of the Exchange Act.

(bb)  "Service Provider" means an Employee, Director or Consultant.

(cc)  "Share" means a share of the Common Stock, as adjusted in accordance with
Section 12 of the Plan.

(dd) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is a number of Shares equal to the following: (i) any Shares which have been reserved but are not issued or subject to an outstanding option under either the Company's 1996 Stock Incentive Plan ("Incentive Plan") or the 1996 Nonstatutory Stock Option Plan ("NSO Plan") as of the date of stockholder approval of this Plan and (ii) any Shares returned to the Incentive Plan and the NSO Plan as a result of termination of options under the Incentive Plan and the NSO Plan. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan upon exercise of an Option shall not be returned to the Plan and shall not become available for future distribution under the Plan.

4. Administration of the Plan.

(a)   Procedure.

(i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion: (i) to determine the Fair Market Value; (ii) to select the Service Providers to whom Options may be granted hereunder; (iii) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;
(iv) to approve forms of agreement for use under the Plan; (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option of the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine; (vi) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; (vii) to institute an Option Exchange Program; (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan; (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to subplans established for the purpose of qualifying for preferred tax treatment under foreign tax laws; (x) to modify or amend each Option (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan; (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator; (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

5. Eligibility. Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. 6. Limitations.

(a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

(c)   The following limitations shall apply to grants of Options:

(i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares.

(ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 500,000 Shares which shall not count against the limit set forth in subsection (i) above.

(iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12.

(iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section
12), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

9. Option Exercise Price and Consideration.

(a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i)    In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

(b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

(c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i)    cash;

(ii)   check;

(iii)  promissory note;

(iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

(vii)  any combination of the foregoing methods of payment; or

(viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

10. Exercise of Option.

(a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

11. Non-Transferability of Options. Unless determined otherwise by the Administrator to the contrary, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. The Administrator may, in the manner established by the Administrator, provide for the transfer, without payment of consideration, of an Option by the Optionee to any member of the Optionee's immediate family or to a trust or partnership whose beneficiaries are members of the Optionee's immediate family. In such case, the Option shall be exercisable only by such transferee. Following such transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer. For purposes of this Section, an Optionee's "immediate family" shall mean the Optionee's spouse, children and grandchildren.

12. Adjustments Upon Changes in Capitalization, Dissolution, or Change of
Control.

(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

(c) Change of Control. In the event of a Change of Control, (i) each outstanding Option shall fully vest and be exercisable as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be vested or exercisable, and (ii) any Shares issued under the Plan shall vest. The Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable within fifteen (15) days of the Change of Control.

(d) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable and any Shares issued under the Plan shall vest. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

13. Other Common Stock Programs. From time to time during the duration of the Plan, the Administrator may, in it sole discretion, adopt one or more incentive compensation arrangements for Service Providers pursuant to which such Service Providers may acquire shares of Common Stock, whether by purchase, outright grant or otherwise. Any such arrangements shall be subject to the general provisions of the Plan and all shares of Common Stock issued pursuant to such arrangements shall be issued under the Plan if so designated by the Committee.

14. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

15. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

16. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19. Shareholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                            THE LAMAUR CORPORATION

               Proxy for the 2001 Annual Meeting of Stockholders
                          To be held on May 16, 2001
                      Solicited by the Board of Directors

     The undersigned hereby appoints Lawrence H. Pesin, Harold M. Copperman and Perry D. Hoff and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in The Lamaur Corporation, a Delaware corporation, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Lamaur to be held at Lamaur's offices at 5601 East River Road, Fridley, Minnesota 55432 on May 16, 2001, at 10:00 a.m. local time, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the proxy statement of Lamaur dated April ____, 2001, receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.

     THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1 THROUGH 4.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                               ----------------
                               SEE REVERSE SIDE
                               ----------------

[X]  Please mark
     votes as in
     this example

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

A vote FOR the following proposals is recommended by the Board of Directors:

1. To approve an increase in the authorized number of shares of common stock of Lamaur from 12,000,000 to 60,000,000 shares.

          [_] 1   FOR         [_] 2   AGAINST         [_] 3  ABSTAIN

2. To approve an amendment to Lamaur's 1997 Stock Plan to increase the number of shares of common stock reserved for issuance thereunder by 1,000,000 shares.

          [_] 4   FOR         [_] 5   AGAINST         [_] 6  ABSTAIN

3. To elect the following persons as directors to hold office for a one year term and until their respective successors are elected and qualified:

                              Lawrence H. Pesin
                              Harold M. Copperman
                              Perry D. Hoff

          [_] FOR all nominees listed             [_] WITHHOLD AUTHORITY to vote
                                                      for all nominees listed
                                                      above.
          [_] FOR all nominees except
              as noted to the contrary above.

4. To consider, approve and ratify the appointment of Deloitte & Touche LLP as independent public auditors for Lamaur for the fiscal year ending December 31, 2001.

          [_] 7   FOR         [_] 8   AGAINST         [_] 9  ABSTAIN

                       MARK HERE FOR         MARK HERE
                       ADDRESS               IF YOU PLAN
                       CHANGE AND            TO ATTEND
                       NOTE AT LEFT [_]      THE MEETING  [_]

Please sign here. If shares of stock are held jointly, both or all of such persons must sign. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate their full titles in such capacity.

Signature:______________________________   Date:_____________

Signature:______________________________   Date:_____________